Exhibit 99.1

FOR IMMEDIATE RELEASE

Cellu Tissue Holdings, Inc. Announces Second Quarter 2008 Results

Alpharetta, GA. — October 11, 2007—Cellu Tissue Holdings, Inc. (the “Company” or “Cellu Tissue”), an established leader in the manufacturing of high-quality business-to-business and consumer tissue grades used in health care and consumer products worldwide, today announced financial results for the second quarter ended August 30, 2007.

As previously announced, Cellu Parent Corporation, our indirect Parent Company, was acquired in the second quarter of the fiscal year ended February 28, 2007, or fiscal year 2007.  As a result thereof, the fiscal year 2007 second quarter results presented below include the period from May 26, 2006 to June 12, 2006 (pre-merger) and the period June 13, 2006 to August 24, 2006 (post-merger).  Furthermore, in the first quarter of the fiscal year ending February 29, 2008, or fiscal year 2008, the Company completed the acquisition of CityForest Corporation (“CityForest”).  Accordingly, the second quarter fiscal year 2008 results are impacted by the effects of the purchase accounting related to this transaction and CityForest’s operating results, as highlighted below.

Second Quarter 2008 Operating Results

Net sales for the second quarter ended August 30, 2007 totaled $109.0 million compared to $84.2 million for the comparable period in the prior year, an increase of $24.8 million, or 29.5%.  For the second quarter ended August 30, 2007, the Company sold 80,151 tons of tissue hard rolls, machine-glazed paper hard rolls and converted paper products.  This is an increase of 15,311 tons, or 23.6%, over the comparable period in the prior year.  Of these increases, $11.2 million of net sales generated and 11,393 tons sold related to CityForest.  Also contributing to the increase in net sales from the comparable period in the prior year is an increase in net selling price per ton to $1,360 for the second quarter ended August 30, 2007 from $1,298 for the comparable period in the prior year.   Net sales within the Tissue Segment for the second quarter ended August 30, 2007 totaled $83.5 million, an increase of 37.1%, from $60.9 million for the comparable period in the prior year.  Net sales within the Machine-Glazed Paper Segment for the second quarter ended August 30, 2007 totaled $25.5 million, an increase of 9.6% from $23.3 million for the comparable period in the prior year.  The increase experienced by the Tissue Segment is attributable to the acquisition of CityForest, an increase in tonnage sold, primarily in the converted business and an increase in net selling price per ton over the comparable period in the prior year.  The increase experienced by the Machine-Glazed Paper Segment is driven primarily by an increase in net selling price per ton over the comparable period in the prior year.

For the second quarter ended August 30, 2007, Cellu Tissue reported gross profit of $11.8 million, or 10.8%, of net sales, compared to $4.7 million, or 5.6%, for the comparable period in the prior year.  The increase in gross profit is attributable to continued improvement in product mix, lower manufacturing cost and the strong market for tissue hard rolls, compared to the comparable period in the prior year.

Income from operations for the second quarter ended August 30, 2007 was $7.1 million compared to a loss from operations of $7.8 million for the comparable period in the prior year.  Income from operations in the Tissue Segment for the second quarter ended August 30, 2007 was $6.4 million compared to a loss from operations of $4.3 million for the second quarter in the prior year.    Income from operations in the Machine-Glazed Paper Segment for the second quarter ended August 30, 2007 was $.7 million compared to a loss from operations of $3.5 million for the second quarter in the prior year.  These increases are the result of the increase in gross profit as noted above and a decrease in selling, general and administrative expenses from the prior year.  Included in selling, general and administrative expenses for the second quarter ended August 30, 2007 is $.4 million of ongoing CityForest administrative expenses and increases in incentive compensation expense associated with strong business performance.   Included in selling, general and administrative expenses for the second quarter of the prior year is $1.0 million of non-cash compensation expense related to the vesting of restricted stock awards, $1.5 million of other compensation expense related to tax payments associated with such awards and $.6 million of other compensation merger-related expense.  Net of these costs in both periods, selling, general and administrative expenses for the second quarter ended August 30, 2007 remained consistent with the comparable period in the prior year.  Furthermore, included in the loss from operations in the second quarter of the prior year was $5.9 million of merger-related transaction costs and $.2 million of restructuring costs.

For the second quarter ended August 30, 2007, the Company reported pretax income of $1.8 million, compared to a pretax loss of $11.8 million for the comparable period in the prior year.   For the second quarter ended August 30, 2007, the Company experienced  net income of $1.1 million, compared to a net loss of $8.7 million for the comparable period in the prior year.

Earnings before interest, taxes, depreciation and amortization (EBITDA) for the second quarter ended August 30, 2007 totaled $12.5 million, compared to $2.5 million (loss) for the comparable period in the prior year.

Russell C. Taylor, President and Chief Executive Officer of Cellu Tissue, commented:  “During the second quarter we continued to make progress on our strategic objective of significantly increasing our sales of converted products and we completed the integration of the CityForest acquisition.  Our financial results reflect this continuing strategic progress and were achieved despite continued increases in pulp and energy costs.”

Notice Relating to the Use of Non-GAAP Measures

Attached to this press release are tables setting forth our unaudited consolidated statements of operations, financial position, selected consolidated financial data including information concerning our cash flow position, combined consolidated statements of operations for the second quarter of the prior year with respect to the period from May 26, 2006 to June 12, 2006 (pre-merger) and the period from June 13, 2006 to August 24, 2006 (post-merger), selected consolidated segment data, and reconciliations of consolidated net income (loss) from operations to consolidated EBITDA.   EBITDA is not a measure of performance under U.S. generally accepted accounting principles and should not be considered in isolation or used as a substitute for income from operations, net income, net cash provided by operating activities, or other operating or cash flow data prepared in accordance with generally accepted accounting principles.  We have presented EBITDA because this measure is used by investors, as well as our own management, to evaluate the operating performance of our business, including its ability to service debt.

Cellu Tissue’s management invites you to listen to our conference call on Friday, October 12, 2007 at 10 a.m. ET regarding second quarter fiscal year 2008 financial results.  The dial-in number is (800) 762-7141 or International (480) 248-5089; participant code 890357.  A taped replay of the conference call will be available after 1:30 p.m., October 12, 2007 until 11:59 p.m., October 26, 2007.  The number to call for the taped replay is (800) 475-6701 or International (320) 365-3844, access code 890357.

Cellu Tissue Holdings, Inc. is a manufacturer of a variety of specialty tissue hard rolls and machine-glazed paper used in the manufacture of various end products, including diapers, facial and bath tissue, assorted paper towels and food wraps.  In addition, the Company produces a variety of converted tissue products.  Cellu Tissue’s customers include major North American producers of branded and unbranded disposable consumer absorbent and tissue products for the personal and health care markets; consumer and away-from-home tissue products companies; national and regional tissue products distributors; and third-party converters who sell their products to food, bakery and confections companies. Cellu Tissue services a diverse group of high-quality customers, with three of its top ten customers belonging to the Fortune 150 group of companies.

For more information, contact Cellu Tissue Holdings, Inc. at www. cellutissue.com.

CELLU TISSUE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollars, in thousands)

	For the Periods
	Post-Merger		Pre-Merger
	June 1, 2007-	June 13, 2006-	May 26, 2006-
	August 30, 2007	August 24, 2006	June 12, 2006

Net sales	$109,000	$68,562	$15,600
Cost of goods sold	97,234	65,217	14,263
Gross profit	11,766	3,345	1,337

Selling, general and administrative expenses	4,520	3,779	2,437
Stock and related compensation expense	186	136	—
Restructuring costs	—	240	—
Merger-related transaction costs	—	102	5,806
Income (loss) from operations	7,060	(912)	(6,906)

Interest expense, net	5,103	3,153	843
Foreign currency loss (gain)	196	(67)	84
Other income	(40)	(17)	(2)
Income (loss) before income tax expense (benefit)	1,801	(3,981)	(7,831)

Income tax expense (benefit)	732	(1,362)	(1,772)
Net income (loss)	$1,069	$(2,619)	$(6,059)

CELLU TISSUE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollars, in thousands)

	For the Periods
	Post-Merger		Pre-Merger
	March 1, 2007-	June 13, 2006-	March 1, 2006
	August 30, 2007	August 24, 2006	June 12, 2006

Net sales	$212,201	$68,562	$94,242
Cost of goods sold	192,142	65,217	86,054
Gross profit	20,059	3,345	8,188

Selling, general and administrative expenses	9,003	3,779	5,585
Stock and related compensation expense	419	136	—
Restructuring costs	—	240	—
Merger-related transaction costs	—	102	5,933
Income (loss) from operations	10,637	(912)	(3,330)

Interest expense, net	10,122	3,153	4,896
Foreign currency loss (gain)	520	(67)	289
Other income	(82)	(17)	(27)
Income (loss) before income tax expense (benefit)	77	(3,981)	(8,488)

Income tax expense (benefit)	118	(1,362)	(1,953)
Net loss	$(41)	$(2,619)	$(6,535)

CELLU TISSUE HOLDINGS, INC.
CONSOLIDATED BALANCE SHEETS
(Dollars, in thousands)

	August 30	February 28
	2007	2007
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$2,335	$16,261
Receivables, net	43,278	34,141
Inventories	30,743	29,604
Prepaid expenses and other current assets	6,098	2,809
Income tax receivable	327	329
Deferred income taxes	5,653	6,498
TOTAL CURRENT ASSETS	88,434	89,642
PROPERTY, PLANT AND EQUIPMENT, NET	291,712	228,852
TRADEMARKS	8,750	6,550
GOODWILL	6,924	—
OTHER ASSETS	1,436	224
TOTAL ASSETS	$397,256	$325,268

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Revolving line of credit	$2,600	$—
Accounts payable	26,978	16,523
Accrued expenses	19,188	16,315
Accrued interest	8,295	7,227
Current portion of long-term debt	760	—
TOTAL CURRENT LIABILITIES	57,821	40,065
LONG-TERM DEBT, LESS CURRENT PORTION	198,350	160,356
DEFERRED INCOME TAXES	65,597	50,677
OTHER LIABILITIES	35,160	35,179
STOCKHOLDERS’ EQUITY	40,328	38,991
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$397,256	$325,268

CELLU TISSUE HOLDINGS, INC.

SUMMARY OF CONSOLIDATED CASH FLOW ACTIVITY (Unaudited)

(Dollars, in thousands)

	For the Periods
	Post-Merger		Pre-Merger
	March 1, 2007-	June 13, 2006-	March 1, 2006-
	August 30, 2007	August 24, 2006	June 12, 2006

OPERATING ACTIVITIES
Net loss	$(41)	$(2,619)	$(6,535)
Noncash inventory charge	—	909	—
Stock-based compensation	383	136	924
Deferred income taxes	(1,474)	(558)	(396)
Accretion of debt discount	305	60	85
Amortization of intangibles	—	—	406
Depreciation	12,195	4,516	4,227
Changes in working capital	1,856	3,207	(5,250)
Net cash provided by (used in) operating activities	13,224	5,651	(6,539)

INVESTING ACTIVITIES
Cash paid for acquisiton, net of cash received	(43,618)
Equity investment by Weston Presidio	—	45,762	—
Capital expenditures	(6,941)	(1,884)	(1,938)
Net cash (used in) provided by investing activities	(50,559)	43,878	(1,938)

FINANCING ACTIVITIES
Merger consideration paid to former shareholders	—	(45,762)	—
Payments of long-term debt	—	—	(290)
Borrowings on revolving line of credit, net	2,600	—	—
Proceeds from bond offering	20,000	—	—
Net cash provided by (used in) financing activities	22,600	(45,762)	(290)

Effect of foreign currency	809	(50)	362

Net (decrease) increase in cash and cash equivalents	(13,926)	3,717	(8,405)
Cash and cash equivalents at beginning of period	16,261	14,419	22,824
Cash and cash equivalents at end of period	$2,335	$18,136	$14,419

CELLU TISSUE HOLDINGS, INC.

COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(Dollars, in thousands)

	Post-Merger	Post-Merger	Pre-Merger	Combined
	Three Months Ended	June 13, 2006-	May 26, 2006-	Three Months Ended
	August 30, 2007	August 24, 2006	June 12, 2006	August 24, 2006

Net sales	$109,000	$68,562	$15,600	$84,162
Cost of goods sold	97,234	65,217	14,263	79,480
Gross profit	11,766	3,345	1,337	4,682

Selling, general and administrative expenses	4,520	3,779	2,437	6,216
Stock and related compensation expense	186	136	—	136
Restructuring costs	—	240	—	240
Merger-related transaction costs	—	102	5,806	5,908
Income (loss) from operations	7,060	(912)	(6,906)	(7,818)

Interest expense, net	5,103	3,153	843	3,996
Foreign currency loss (gain)	196	(67)	84	17
Other income	(40)	(17)	(2)	(19)
Income (loss) before income tax expense (benefit)	1,801	(3,981)	(7,831)	(11,812)

Income tax expense (benefit)	732	(1,362)	(1,772)	(3,134)
Net income (loss)	$1,069	$(2,619)	$(6,059)	$(8,678)

CELLU TISSUE HOLDINGS, INC.
COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollars, in thousands)

	Post-Merger	Post-Merger	Pre-Merger	Combined
	Six Months Ended	June 13, 2006-	March 1, 2006-	Six Months Ended
	August 30, 2007	August 24, 2006	June 12, 2006	August 24, 2006

Net sales	$212,201	$68,562	$94,242	$162,804
Cost of goods sold	192,142	65,217	86,054	151,271
Gross profit	20,059	3,345	8,188	11,533

Selling, general and administrative expenses	9,003	3,779	5,585	9,364
Stock and related compensation expense	419	136	—	136
Restructuring costs	—	240	—	240
Merger-related transaction costs	—	102	5,933	6,035
Income (loss) from operations	10,637	(912)	(3,330)	(4,242)

Interest expense, net	10,122	3,153	4,896	8,049
Foreign currency loss (gain)	520	(67)	289	222
Other income	(82)	(17)	(27)	(44)
Income (loss) before income tax benefit	77	(3,981)	(8,488)	(12,469)

Income tax expense (benefit)	118	(1,362)	(1,953)	(3,315)
Net loss	$(41)	$(2,619)	$(6,535)	$(9,154)

CELLU TISSUE HOLDINGS, INC.
CONSOLIDATED BUSINESS SEGMENT INFORMATION (Unaudited)
(Dollars, in thousands)

BUSINESS SEGMENTS

	Post-Merger	Post-Merger	Pre-Merger	Combined Three
	Three Months Ended	June 13, 2006-	May 26, 2006-	Months Ended
	August 30, 2007	August 24, 2006	June 12, 2006	August 24, 2006
NET SALES:
Tissue	$83,495	$49,024	$11,871	$60,895
Machine-Glazed Paper	25,505	19,538	3,729	23,267
Consolidated	$109,000	$68,562	$15,600	$84,162

INCOME (LOSS) FROM OPERATIONS:
Tissue	$6,383	$(119)	$(4,150)	$(4,269)
Machine-Glazed Paper	677	(793)	(2,756)	(3,549)
Consolidated	$7,060	$(912)	$(6,906)	$(7,818)

	Post-Merger	Post-Merger	Pre-Merger	Combined Six
	Six Months Ended	June 13, 2006-	March 1, 2006-	Months Ended
	August 30, 2007	August 24, 2006	June 12, 2006	August 24, 2006
NET SALES:
Tissue	$161,131	$49,024	$67,200	$116,224
Machine-Glazed Paper	51,070	19,538	27,042	46,580
Consolidated	$212,201	$68,562	$94,242	$162,804

INCOME (LOSS) FROM OPERATIONS:
Tissue	$10,467	$(119)	$(1,210)	$(1,329)
Machine-Glazed Paper	170	(793)	(2,120)	(2,913)
Consolidated	$10,637	$(912)	$(3,330)	$(4,242)

CELLU TISSUE HOLDINGS, INC.
RECONCILIATION OF CONSOLIDATED NET INCOME (LOSS) TO EBITDA (Unaudited)
(Dollars, in thousands)

	Post-Merger	Post-Merger	Pre-Merger	Combined Three
	Three Months Ended	June 13, 2006-	May 26, 2006-	Months Ended
	August 30, 2007	August 24, 2006	June 12, 2006	August 24, 2006

NET INCOME (LOSS)	$1,069	$(2,619)	$(6,059)	($8,678)
Add back:
Depreciation	5,517	4,516	692	5,208
Amortization	—	—	70	70
Interest expense	5,146	3,224	795	4,019
Income tax expense (benefit)	732	(1,362)	(1,772)	(3,134)
EBITDA	$12,464	$3,759	$(6,274)	($2,515)

	Post-Merger	Post-Merger	Pre-Merger	Combined Six
	Six Months Ended	June 13, 2006-	March 1, 2006-	Months Ended
	August 30, 2007	August 24, 2006	June 12, 2006	August 24, 2006

NET LOSS	$(41)	$(2,619)	$(6,535)	$(9,154)
Add back:
Depreciation	12,195	4,516	4,227	8,743
Amortization	—	—	406	406
Interest expense	10,185	3,224	4,595	7,819
Income tax expense (benefit)	118	(1,362)	(1,953)	(3,315)
EBITDA	$22,457	$3,759	$740	$4,499